FAIR VALUE MEASUREMENT (Tables)	6 Months Ended
Jun. 30, 2011
FAIR VALUE MEASUREMENT
Financial assets and liabilities measured at fair value within the fair value hierarchy

	Total	Level 1	Level 2	Level 3
Financial assets:
Cash equivalents, and short-term investments(1)	$6,811	$—	$6,811	$—
Available-for-sale securities(2)(3)	100,654	92,401	8,253	—
Trade receivables(4)	64,821	—	64,821	—
Derivative assets(3)	2,148	—	2,148	—

	$174,434	$92,401	$82,033	$—

Financial liabilities:
Derivative liabilities(3)	—	—	—	—

  (1)
  Fair value approximates the carrying value due to the short-term nature.
  (2)
  Recorded at fair value using quoted market prices.

  (3)
  Recorded at fair value based on broker-dealer quotations.

  (4)
  Trade receivables from provisional invoices for concentrate sales are included within Level 2 as they are valued using quoted forward rates derived from observable market data on the month of expected settlement.